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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



       Date of Report (Date of earliest event reported): November 9, 2001



                              MYRIAD GENETICS, INC.
             (Exact name of registrant as specified in its charter)


Delaware                        0-26642                 87-0494517
---------------                 ------------            -------------------
(State or other                 (Commission             (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)                                          xx-xxxxxxx



                                 320 Wakara Way
                           Salt Lake City, Utah 84108

               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (801) 584-3600



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                Page 1 of 4 pages

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Item 5.   Other Events.

         On November 9, 2001, the Registrant publicly disseminated a press release announcing that the Registrant has filed a Form S-3 shelf registration statement with the Securities and Exchange Commission for the sale of up to $250 million of various types of securities. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         99.1       The Registrant's Press Release dated November 9, 2001.


                                Page 2 of 4 pages

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Myriad Genetics, Inc.
                                                ---------------------
                                                (Registrant)



Date: November 9, 2001                          By: /s/ Peter D. Meldrum
                                                    ------------------------
                                                    Peter D. Meldrum
                                                    President and Chief
                                                    Executive Officer


                                Page 3 of 4 pages

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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                Description
------                -----------

99.1                  The Registrant's Press Release
                      dated November 9, 2001.



                                Page 4 of 4 pages